                                                                    EXHIBIT 99.1



                            CERTIFICATION PURSUANT TO

                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Action Products International, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Ronald Kaplan, as Chief Executive Officer of the Company, and Robert L. Burrows, as Chief Financial Officer of the Company, each certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                       /s/ RONALD S. KAPLAN
                                       -----------------------------------------
                                       Ronald Kaplan
                                       Chief Executive Officer
                                       August 14, 2002


                                       /s/ ROBERT L. BURROWS
                                       -----------------------------------------
                                       Robert L. Burrows
                                       Chief Financial Officer
                                       August 14, 2002